EX-10.43

                                 LEASE AGREEMENT

         This Lease  Agreement  (the  "Lease")  dated this 27th day of  January,
1995,  by  and  between  Scrub  Oak,  Ltd.,  a  Utah  Limited  Partnership  (the
"Landlord") with a place of business at 75 West Center and Nu Skin International, Inc. (the "Tenant") with a place of business at 75 West Center Street, Provo, Utah 84601.

1. Premises. Landlord hereby leases to Tenant and Tenant hires from Landlord for the term of this Lease upon the conditions set forth below certain commercial property located at approximately 75 West Center Street, Provo, Utah, ("Premises") and more specifically described on Exhibit A. The lease of the Premises is subject to all conditions, covenants and restrictions, reciprocal easements and other matters that are now or that may hereafter become of record with respect to the Premises.

2. Term. The term of this Lease shall be for twenty (20) years commencing on the date first above written and ending twenty (20) years thereafter.

3. Rent. Tenant shall pay to Landlord as fixed rent for the first five (5) years of this lease, the sum of One Million Six Hundred Eighty Thousand and No/100 Dollars ($1,680,000.00) per year payable at the rate of One Hundred Forty Thousand and No/100 Dollars ($140,000.00) per month. All rent shall be payable in advance in lawful money of the United States on or before the first business day of each calendar month of the term, without demand therefore or any deduction or offset, at the offices of Landlord located at the address set forth above or such other place as the Landlord may direct by written notice given to Tenant.

4. Triple Net Lease. As provided hereafter, Tenant is responsible for the payment of all taxes, utilities, insurance and maintenance incurred with respect to the use of the leased premises, and hereby releases and holds Landlord harmless for the payment of the same.

5. Use of Premises. The Premises shall be used and occupied by Tenant solely for the main and related purposes of office space. Tenant shall, at Tenant's expense, comply promptly with all applicable statues, ordinances, rules, regulations, orders and requirements in effect during the term of this Lease regulating the use by Tenant of the Premises. Tenant shall not use or permit the use of the Premises in any manner than will tend to create waste or a nuisance or which shall tend unreasonably to disturb other tenants of the Building. Notwithstanding any other provision of this Lease, Tenant shall not use, keep or permit to be used or kept on the Premises any foul or noxious gas or substance, nor shall Tenant do or permit to be done anything in and above the Premises, either in connection with activities hereunder expressly permitted or other wise, which would cause a cancellation of any policy of insurance (including fire insurance) maintained by Landlord in connection with the Premises or the Building. Tenant shall forthwith pay to Landlord upon demand therefor the amount of any additional insurance assessed to Landlord with respect to the Premises and the Building on account of activities of Tenant or Tenant's vacation of the Premises, whether or not they are permitted by this Lease. Tenant shall comply with all restrictive covenants, easements and requirements that may be of record either presently or in the future and that burden the Premises. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate respecting use and occupancy of the Building. Such rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the breach thereof by any other tenants of the Building or occupants if applicable. Tenant's occupancy of the Premises shall be deemed to be an acceptance of the Premises "as is" and an acknowledgement that the Premises have been satisfactorily completed and are in good condition, except for latent defects.

6. Maintenance, Repairs and Alterations.

         a. Landlord's Maintenance Obligations. Subject to the provisions of paragraph 7 below, and except for damage caused by Tenant, its agents or invitees, Landlord shall keep in good condition and repair the foundations, exterior walls and roof of the Building, utility lines to the Premises (but not including utility distribution services within the Premises), and major repaving work in parking areas adjacent to the Building, normal wear and tear excepted. Unless otherwise agreed in writing Landlord shall not be obligated to make any repairs under this subparagraph until a reasonable time after receipt of written notice of the need for such repairs; and Tenant shall not be entitled to any damages or abatement of rent during the period of such repairs.

         b. Tenant's Alteration of Premises. Tenant shall not, without Landlord's prior written consent , make any alterations, improvements or additions in or about the Premises, including, without limitation, the extension of any utility lines within the Premises. As a condition to giving consent, Landlord may require that Tenant remove any such alterations, improvements or additions at the expiration of the term, and restore the Premises to their prior condition. Before commencing any work relating to alterations, additions, or improvements affecting the Premises, Tenant shall notify Landlord in writing of the of the expected date of commencement thereof and shall, at Landlord's option, and at Tenant's expense, provide Landlord a payment and performance bond in an amount equal to one and one-half times the estimated cost of such improvements to insure completion of the work. Tenant shall provide workmen's compensation, public liability and property damage insurance that are satisfactory to Landlord during the period of construction. Landlord shall then have the right at any time and from time to time to stop and maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises and Landlord from mechanics' liens, or any other liens. In any event, Tenant shall pay, when due, all claims for labor or materials furnished to or for Tenant at or for use in the Premises. Tenant shall not permit any mechanics' or materialsmen's liens to be levied against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of Tenant and shall indemnify Landlord against its costs (including attorneys fees) for defending against the same. If Tenant defaults under any of its obligations hereunder, then Landlord may, but shall not be required to, pay any lien or claim and any costs (including a reasonable attorney's fee) associated therewith, whereupon Tenant shall immediately pay Landlord the entire amount that is so advanced by Landlord. Unless Landlord requires their removal, as set forth above, all alterations, improvements or additions which may be on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term; provided, however, that Tenant's machinery, equipment and trade fixtures, other than any which may be affixed to the premises so that they cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant, if Tenant is not then in default hereunder.

7. Indemnity.

         a. Indemnification by Tenant. Tenant shall indemnify, defend, and hold Landlord harmless from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or thing, which may be permitted or suffered by Tenant in or about the Premises and shall further indemnify, defend, and hold Landlord harmless from and against any and all claims from any breach or default in the performance of any obligation or Tenant's part to be performed under the provisions of this Lease or assigning from any negligence of Tenant of any of its agents, contractors, employees, or invitees and from any all cost, attorney's fees, expenses, and liabilities incurred in the defense of any claim or any action or proceeding brought thereon, including negotiations in connection therewith. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, excepting where said damage arises out of Landlord's negligence or intentional acts.

         b. Landlord's Obligation. Tenant hereby agrees Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises; nor, unless through Landlord's negligence or intentional torts, shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors and invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from condition arising upon the Premises or upon other portions of the Building, or from other sources or places, and regardless of whether the cause of such damage or injury of the means of repairing the same is inaccessible to Landlord or Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Building, or such other Tenant's agents, contractors, employees or invitees.

8. Damage or Destruction.

         a. Complete Insurance Coverage. If during the term of this Lease the Premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the Premises is materially interfered with, from a risk which is wholly covered by insurance, then Landlord shall proceed with reasonable diligence to repair the damage or destruction and the Lease shall not be terminated; provided, however, that if in the opinion of the Landlord's architect, contractor, or engineer, the work of repair cannot be completed in ninety (90) days, then Landlord may at its election terminate the Lease upon written notice given to Tenant.

         b. Partial Insurance Coverage. If during the term of this Lease the Premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the Premises is materially interfered with, from a risk which is wholly covered by Landlord's insurance, then Landlord may at its election restore the Premises or terminate this Lease.

         c. Abatement of Rent. In case of destruction or damage which materially interferes with the Tenant's use of the Premises, where the Lease is not terminated as above provided, and in case such damage was not caused or contributed to be the act of negligence of Tenant, its agents, employees, invitees or those from whom Tenant is responsible, rent shall be abated during the period required for the work of repair as to that portion of the Premises that is rendered untenantable. Except for abatement of rent, Tenant shall have no claim against Landlord for any loss suffered by Tenant due to damage or destruction of the Premises or any work of repair undertaken as herein provided.

         d. Insurance Proceeds. In no event shall Tenant be entitled to receive any insurance proceeds that are payable to Landlord as a result of damage to the Premises, whether or not Landlord elects to make any repairs pursuant to this paragraph.

9. Real and Personal Property Taxes.

         a. Tenant's Obligation. Tenant shall pay the prior to delinquency all taxes, assessments, and fees assessed against and levied upon the real property as well as personal property including trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere.

         b. Tax Increase Due to Tenant's Improvements. Tenant shall pay the total amount of any increase in real property taxes resulting from any and all improvements of any kind whatsoever placed on or in the Premises or the Building for the benefit of or at the request of Tenant regardless of whether said improvements were installed or constructed either by Landlord or Tenant, except those items included with the original Premises.

10. Assignments and Subletting.

         a. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which consent Landlord shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void and shall constitute a breach of the Lease.

         b. Landlord's Costs. Tenant shall pay all costs and expenses, including reasonable attorney's fees, incurred by Landlord in connection with Landlord's review of and participation in any proposed assignment, subletting, encumbrance or other transfer.

         c. Landlord's Assignment. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation to pay the rent and perform all other obligations to be performed by Tenant hereunder for the Term of this Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment of subletting.

         d. Landlord's Assignment. Landlord shall have the right to transfer, encumber, and assign, in whole or part, its right, title estate and obligations in the Premises and the Building. From and after the date of such assignment or transfer, Landlord shall be released from all liability with respect to Landlord's obligations hereunder; provided however, that any security deposits with respect to the Premises shall be delivered to Landlord's assignee, and provided that the terms herein shall be binding upon transferees and assignees for the term of this Lease. Tenant shall be bound to such assignee in accordance with the provisions of this Lease and shall attorn to such assignee.

         e. Landlord's Lien. As security for Tenant's performance of its obligations hereunder, Tenant, hereby grants Landlord a security interest in all equipment inventory and other personal property that is owned in whole or in party by Tenant and that is located either presently or subsequently upon the Premises. To the extent that this paragraph grants Landlord greater rights then are provided by the Utah Lessor's Liens law, Utah Code Annotated ss. 38-3-1 to ss. 38-3-8 (1974, Supp. 1981, 1987 and as amended from time to time), this paragraph shall be construed as a security agreement under the Utah Uniform Commercial Code. At Landlord's request shall execute and deliver to Landlord a Financing Statement for the purpose of perfecting Landlord's security interest under this Lease.

11. Tenant's Default. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

         a. Abandonment. The vacating or abandonment of the Premises by Tenant.

         b. Failure to Pay Amounts Due. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due

         c. Failure to Perform Other Covenants. The failure by Tenant to observe or to perform any of the covenants, conditions or provision of this Lease to be observed or performed by Tenant, where such failure continues for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

         d. Tenant's Insolvency. The making by Tenant of any general assignment, or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within (60)
days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

12. Landlord's Remedies. In the event of any such default or breach of Tenant, Landlord at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such default or breach, shall have the following rights and remedies:

         a. Termination of Lease. Landlord may terminate this Lease and all rights of Tenant hereunder by giving Tenant written notice of such termination. If Landlord so terminates this Lease, then Tenant shall immediately surrender the Premises to Landlord and Landlord may recover from Tenant the sum of:

                  (1) Past Due Rent. The worth at the time of award of any unpaid rent which had been earned at the time of termination;

                  (2) Rent From Termination to Time of Award. The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                  (3) Rent After Time of Award. The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

                  (4) Landlord's Detriment. Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations hereunder or which, the ordinary course of things, would be likely to result therefrom, including leasing commissions, attorney's fees, and Tenant improvement expenses incurred in reletting the Premises.

                  (5) Miscellaneous Amounts. All such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable Utah law, and

                  (6) Calculation of Rental Amounts. As used in subparagraph 12(a)(2), the "worth at the time of award" shall be computed by allowing interest at the rate of eighteen percent (18%) per annum. As used in subparagraph 12(a)(3) above, the "worth at the time of award" shall be computed by discounting such amount at the rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). As used in this paragraph the term "rent" shall include both charges equivalent to rent and any other periodic payments to be made by Tenant hereunder (including, without limitation, Tenant's share of parking lot, common area and landscape maintenance cost; utility costs and real property taxes).

         b. Recovery of Rent if Lease Not Terminated. If Tenant vacates, abandons, or surrenders the Premises without Landlord's consent, of if Landlord re-enters the Premises as provided below or takes possession of the Premises pursuant to legal proceedings (less the net proceeds, if any, of reletting the Premises after deducting Landlord's expenses in connection with such reletting, including without limitation attorneys' fees, lease commissions and alteration costs) and if Landlord may, from time to time recover all rent and other amounts payable hereunder as they become due and/or relet the Premises, any part thereof or the Premises and additional portions of the Building on behalf of Tenant for such term (which may be shorter or longer than the original term thereof) at such rent and pursuant to such other provisions (which may include the alteration and repair of the Premises) as Landlord in its sole discretion may deem advisable. Landlord reserves the right following such re-entry and/or reletting to exercise its right to terminate this Lease upon giving Tenant written notice.

         c. Removal of Property From Premises. Upon an event of default hereunder, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and to remove all persons and property therefrom. Landlord may cause property so removed from the Premises to be stored in a public warehouse or elsewhere at the expense and for the amount of Tenant and may cause the same to be disposed of in accordance with the provisions of Utah law.

         d. Non-Termination of Lease. None of the foregoing remedial actions, singly or in combination, shall be construed as an election by Landlord to terminate this Lease unless Landlord has in fact given Tenant written notice that this Lease is terminated or unless a court of competent jurisdiction decrees termination of this Lease: any act by Landlord to maintain or preserve the Premises; any efforts by Landlord to relet the Premises; any re-entry, repossession or reletting of the Premises by Landlord pursuant to the foregoing provisions; the appointment of a receiver, upon the initiative of Landlord's interest under this Lease; or a notice from Landlord under a forcible entry and unlawful detainer statute.

         e. Default by Landlord. If Tenant fails to perform any of its obligations hereunder, then Landlord, in its sole discretion, may advance sums or take action that may be necessary to cure Tenant's breach. Tenant shall repay Landlord all such amounts, together with interest thereon, as herein provided, immediately upon Landlord's making demand therefore.

13. Default by Landlord. Landlord shall not be in default hereunder unless Landlord fails to perform obligations required of Landlord hereunder within a reasonable time, but in no event later than thirty (30) days after written notice is given by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

14.      Condemnation.

         a.       Definitions.

                  (1) "Condemnation" means the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor and
         (b) a voluntary sale or transfer by Landlord to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

                  (2) "Date of taking" means the date the condemnor has the right to possession of the property being condemned.

                  (3) "Award" means all compensation, sums, or anything of value awarded, paid, or received on a total or partial condemnation.

                  (4) "Condemnor" means any public or quasipublic authority, or private corporation, or individual, having the power of condemnation.

         b. Total Taking. If during the Term of this Lease the Building is totally taken by Condemnation, then this Lease shall terminate on the date of taking.

         c. Partial Taking. If during the Term of this Lease any portion of the Building or attached parking facility, if any, is taken by Condemnation, then this Lease shall remain in effect, except that Tenant may elect to terminate this Lease if such taking renders the Premises unsuitable for Tenant's continued use and occupation. If Tenant elects to terminate the Lease pursuant to this provision, then Tenant must do so by written notice given to the Landlord no later than (30) days after the date of taking. If Tenant does not terminate the Lease within such period, then the Lease shall continue in full force and effect, subject to abatement of rent as provided below.

         d. Abatement of Rent. If any portion of the Building or the attached parking facility, if any, is taken by condemnation and if this Lease is not terminated then as of the date of taking the monthly rental otherwise payable hereunder shall be abated as to that portion of the Premises that is rendered untenantable.

         e. Right to Award. The award shall belong to and be paid over to Landlord. Tenant waives any interest therein based upon the value of its leasehold interest thereunder, excepting any claim that Tenant may have against Condemnor only for Tenant's moving expenses.

15. Notices. Any notice to be given by either party hereto shall be in writing and shall be either personally delivered or mailed by certified mail, postage prepaid to Landlord at the office where rent is payable as provided above and to Tenant at the Premises. Such notice shall be deemed to be given at the time of delivery if delivered personally, or three (3) business days after the date of the postmark, if mailed, as to the case may be.

16. Estoppel Certificate.

         a. Tenant's Execution of Certificate. Tenant shall at any time upon not less than five (5) days prior to written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent, security deposit, and other charges are paid in advance, if any, and (2) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

         b. Failure of Tenant to Execute Certificate. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (1) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (2) that there are no uncured defaults in Landlord's performance and (3) that not more than one (1) month's rent has been paid in advance.

         c. Delivery of Financial Statements. If Landlord desires to finance or refinance the Premises or the whole or a portion of the Building, then Tenant shall deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. All such financial statements shall be received by Landlord in confidence and shall be used for the purposes herein set forth.

17. Subordination.

         a. Subordination. This Lease, at Landlord's option, shall be shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which Premises are part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to tenant, then this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent on the date of said mortgage, deed of trust, or ground lease or the date of recording thereof.

         b. Documentation. Tenant shall execute any documents required to effectuate such subordination or to make this lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and Tenant's failing to do so within ten (10) days after receiving Landlord's written demand does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

18. Attorney's Fees. If any legal action is taken to interpret or enforce any provision of this Lease or on account of a breach thereof, then the prevailing party shall be entitled, in addition to any other remedy available in law or equity, to recover its costs, expenses and reasonable attorney's fees actually incurred in connection therewith or in connection with negotiations prior thereto, whether such costs, expenses or fees are incurred with or without suit, at trial or on appeal.

19. Signs. Tenant shall no place or suffer to be placed or maintained on any exterior door, wall, or window of the Premises or the Building, any sign, awning, or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration , lettering, or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord's written approval. Tenant shall maintain any such sign, awning, canopy, decoration, lettering, advertising matter, or other things as may be approved in good condition and repair at all times and at Tenant's expense shall remove such signs and advertising matter at the termination of this Lease. Tenant's installation, maintenance and removal of said signs and advertising matter shall be made in such manner so as to avoid any damage to the Premises and the Building.

20. General Provisions.

         a. Interpretation. This Lease shall be governed by and construed in accordance with the laws of the State of Utah. The captions that precede the paragraphs of this Lease are for convenience of reference only and shall in no way affect the manner in which any provision herein is construed as if such covenant is independent, and Tenant shall not be entitled to any offset of the amounts that are due to Landlord hereunder if Landlord does not perform its obligations hereunder.

         b. Invalidity. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         c. Complete Agreement. This Lease contains all agreements of the parties with respect to any matter mentioned herein. This Lease may be modified only in writing signed by the parties hereto. No representations have been made to induce the parties to enter into this Lease except as are set forth herein.

         d. Waiver. No waiver by Landlord of any provision hereof shall be deemed a waiver of any provision hereof or of any subsequent breach by Tenant of the same or any other Provision. Landlord's consent to or approval of any act shall be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any proceeding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No failure or delay of Landlord in the exercise of any rights shall constitute a waiver thereof, nor shall any single or partial exercise of any rights preclude other or further exercises thereof or of any other right.

         e.   Recordation.   Tenant  shall  not  record  this  Lease.  Any  such
recordation shall be a breach hereof.

         f. Holding Over. If Tenant remains in possession of the Premises or any part thereof after the expiration of the Term hereof with the consent of Landlord then such occupancy shall be a tenancy from month to month at a rental in the amount of the last month's rental during the Term hereof plus all other charges payable hereunder, and upon all other terms hereof.

         g. Remedies. No remedy or election hereunder shall be deemed exclusive, but shall, wherever possible, be cumulative with all other remedies at law or in equity, by statute or otherwise and including without limitation, injunctive relief and specific performance.

         h. Covenants and Conditions. Each provision of this Lease that is performable by Tenant shall be deemed both a covenant and a condition.

         i. Investment. Subject to the provisions of this Lease restricting assignment or subletting by Tenant, this Lease shall bind and shall inure to the benefit of the parties hereto, their personal representatives, successors and assigns.

         j. Inspection of Premises. Landlord and Landlord's agent shall have the right to enter the Premises at all reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, or lenders and making such alterations, repairs, improvements or additions to the premises or to the Building or which they are a part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at any time during the last one hundred twenty
(120) days of the term hereof place on or about the Premises any ordinary "For Sale or Lease" signs, all without rebate of rent or liability to Tenant.

         k. Auctions. Tenant shall not conduct any auction at the Premises, without Landlord's prior written consent.

         l. Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

         m. Authority. If Tenant is a corporation, then each individual executing this Lease on behalf of said corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation and that this Lease is binding upon said corporation in accordance with its terms.

         n. Landlord. The term "Landlord" as used herein means the owner of the Building for the time being only and in the event of a sale of such Building, Landlord shall be automatically relieved of all obligations of Landlord hereunder, except for acts or omissions of Landlord theretofore occurring.

         o. Interest and Service Charge. If Tenant fails to pay any rent, additional rent or other sum that is due hereunder when the same is due, then Tenant shall pay Landlord interest on such unpaid amounts at the rate of eighteen percent (18%) per annum from the due date thereof to the date of payment. In addition thereto, at Landlord's option, Tenant shall pay Landlord a sum of Fifty Dollar ($50.00) for each delinquent payment as a service fee.

         p. Additional Documents. The parties thereto shall do such further acts and things and shall execute, acknowledge and deliver such additional documents and instruments as may be necessary or desirable to carry out the intent of the Lease or as the other party, or its counsel, may reasonably require to consummate, evidence or confirm the provisions contained herein.

         q. Time of the Essence. Time is the essence of this Lease.

         r. Force Majeure. Landlord and Tenant shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by cause of causes beyond Landlord's or Tenant's control, including labor disputes, civil commotion, war, governmental regulations or controls, fire or other casualty, inability to obtain any materials or services, or acts of God.

         s. Recourse by Tenant. Notwithstanding anything contained in this Lease to the contrary, Tenant shall look solely to the estate and property of Landlord in the land and buildings comprising the Building, subject to prior rights of any mortgagee of the Building, or any part thereof, for the collection of any judgment or other judicial process requiring the payment of money by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other assets of Landlord shall be subject to levy, execution, or other procedures for the satisfaction of Tenant's remedies.

         t. Joint and Several Liability. If there is more than one Tenant, then all liability of Tenant hereunder shall be joint and several.

         u. Authority of Signatories. Each person executing this individually and personally represents and warrants that he is duly authorized to execute and deliver the same on behalf of the entity for which he is signing (whether it be a corporation, general or limited partnership, or otherwise), and that his Lease is binding upon said entity in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the day and year first above written.

LANDLORD:  SCRUB OAK, LTD.
BY:  NU SKIN INTERNATIONAL, INC. (General Partner)

By:      /s/Michael D. Smith
Name:    Michael D. Smith
Its:     General Counsel

TENANT:  NU SKIN ENTERPRISES, INC.

By:      /s/Michael D. Smith
Name:    Michael D. Smith
Its:     General Counsel

                  EXHIBIT A - LEGAL DESCIPTION OF THE PREMISES

         State of Utah, County of Utah:

PARCEL 1: Commencing at the Southwest corner of Block 66, Plat "A", Provo City Survey of Building Lots; and running thence North
                  396.00 feet, more or less to the Northwest corner of said Block 66; thence East 110.00 feet; thence South 396.00 feet more or less, to a point due East of the point of beginning; thence West 110.00 feet to the place of beginning.

PARCEL 2: Commencing at a point 110.00 feet East of the Northwest corner of Block 66, Plat "A", Provo City survey of Building lots; and running thence East 60.00 feet; thence South 233.00 feet; thence West 60.00 feet; thence North 233.00 feet to the point of beginning.

PARCEL 3: Commencing at a point South 89(degree)38'45" East 110.00 feet from the Southwest corner of Block 66, Plat "A", Provo City survey of Building Lots; thence North 00(degree)18'34" East 165.675 feet; thence South 89(degree)30'01" East 15.0 feet; thence South 00(degree)18'34" West 165.74 feet; thence North 89(degree)38'52" West 15.0 feet to the point of beginning.

         Together with all buildings, fixtures, and improvements thereon and all water rights, easements, rents, issues, profits, income, tenements, hereditaments, privileges and appurtenances thereto belonging now, or hereafter used, or enjoyed with said property or any parts thereof ("Premises").